Collateral Release Agreement

Effective as of October 3, 2013, this Collateral Agreement (“Agreement”) is accepted and acknowledged by PCH Financial S.à.r.l. (“PCH”) and Sundance Strategies, Inc (“SSI) collectively referred to as the “Parties”.

WHEREAS, the Parties have entered into (i) the Loan Repayment & Asset Transfer Agreement (the “PCH Transfer Agreement”), executed effective June 5, 2013 and attached hereto as Exhibit “A”, (ii) the Asset Transfer Agreement (the “DMF Transfer Agreement”) executed effective June 5, 2013 and attached hereto as Exhibit “B”, and (iii) the Pledge Agreement (the “PCH Pledge Agreement”) executed effective June 5, 2013 and attached hereto as Exhibit “C”.  Capitalized words used but not defined herein shall have the meanings set forth in the PCH Transfer Agreement;

WHEREAS, PCH transferred certain assets to Del Mar Financial, S.a.r.l. (“DMF”) under the PCH Transfer Agreement (the “Target Assets” or the “Collateral” under any agreement or Exhibit hereto);

WHEREAS, included in the Target Assets was that Secured Promissory Note dated March 11, 2013, in principal amount of U.S.$2,999,000.00 (the “Note”) attached hereto as Exhibit “D”;

WHEREAS, DMF transferred certain of the Target Assets, including the Note, to SSI under the DMF Transfer Agreement;

WHEREAS, SSI is obligated pay to PCH an aggregate amount equal to $1,717,022.37 under Sections 3.2(d) and 3.3 of the DMF Transfer Agreement and under Section 4.2(b) and 4.2(c) of the PCH Transfer Agreement no later than October 3, 2013 (the “Final Payment”);

WHEREAS, pending Final Payment to PCH, certain of the Target Assets and other assets held by SSI were pledged to PCH under the PCH Pledge Agreement;

WHEREAS, certain assets acquired by SSI under the DMF Transfer Agreement, including that Note, were not pledged to PCH under the PCH Pledge Agreement; and

WHEREAS, upon receipt of the Final Payment, PCH shall release all rights it has in an to any of the Target Assets or Collateral or otherwise in which SSI acquired or has any interest in by virtue of any agreement or Exhibit hereto or any exhibit to any agreement hereto, including the Note and any assets secured under the PCH Pledge Agreement, without qualification;

NOW THEREFORE, for good and valuable consideration, the parties agree as follows:

A.

Final Payment.  The Parties acknowledge that SSI owes PCH a Final Payment in the aggregate amount of $1,717,022.37 on October 3, 2013.

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B.

Release of Collateral.  PCH acknowledges and agrees that effective on the receipt of the Final Payment on or before October 4th, all obligations of SSI to PCH under the PCH Pledge Agreement, the DMF Transfer Agreement and the PCH Transfer Agreement will be deemed to have been paid and satisfied in full in all respects, without qualification, and the SSI will have no further obligations whatsoever with respect to the Target Assets, the Collateral or otherwise, including the Note, or the other assets covered by the PCH Pledge Agreement and all security interests in and liens on any and all assets of the SSI, including, without limitation, the Target Assets, the Collateral and the Note, and the assets listed on Schedule A to the PCH Pledge Agreement, in favor of PCH, shall be terminated and released without recourse and without representation or warranty.

C.

Miscellaneous.

1.

Binding upon Successors and Assigns. This Agreement shall be binding on and shall inure to the benefit of the Parties and their respective heirs, successors and assigns. The terms and provisions of this Agreement are for the purpose of defining the relative rights and obligations of the Parties with respect to the transactions contemplated hereby.  The Parties may not assign their rights or obligations hereunder without the prior written consent of the other Parties not to be unreasonably withheld.

2.

Further Assurances.  Following the execution hereof, the Parties agree to execute such documents as are reasonably necessary to effect the terms of this Agreement.

3.

Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be considered in interpreting any provision hereof.

4.

Counterparts; Facsimile and PDF Signatures.  This Agreement may be executed in any number of separate original counterparts and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one Agreement. A party to this Agreement may execute and deliver its signature page hereto by facsimile or by email (pdf file). Each party hereto agrees to be bound by its own facsimile or pdf signature page and to accept, as if it were a fully executed manual signature page, the facsimile or pdf signature page of any other party hereto.

5.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

Signature Page Follows

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SUNDANCE STRATEGIES, INC.

/s/ Randall Pearson

By: Randall Pearson

Title: President

THE PLEDGEE:  PCH Financial S.à r.l.

/s/Martin Kramer

/s/Benoit Bauduin

By: Martin Kramer

By: Benoit Bauduin

Title: Manager

Title: Manager

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Exhibit “A”

PCH Transfer Agreement

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5 June 2013

PCH Financial S.à r.l.

as Seller

and

DEL MAR FINANCIAL, S.à r.l.

as Buyer

in the presence of

SUNDANCE STRATEGIES, INC.

as the Company

Loan Repayment & Asset Transfer Agreement

THIS LOAN REPAYMENT AND ASSET TRANSFER AGREEMENT (the “Agreement”) is made on the 5th day of June, 2013:

BETWEEN

(1)

PCH FINANCIAL S.à.r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register under number B 168291, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Seller”); and

(2)

DEL MAR FINANCIAL S.à r.l., a société à responsabilité limitée incorporated and existing under the laws of the Grand Duchy of Luxembourg, registered with the Luxembourg Trade and Companies Register, having its registered office at 6, rue Guillaume Schneider, L-2522 Luxembourg (the “Buyer”);

IN THE PRESENCE OF

(3)

SUNDANCE STRATEGIES, INC., a corporation incorporated under the laws of the State of Utah, USA, having its registered office at 4626 North 300 West, Suite 365, Provo, Utah 84604, USA (the “Company”).

each a “Party” and together the “Parties” to  this Agreement.

WHEREAS

(A)

The Seller owns the assets (the “Target Assets”) as set forth in Exhibit A; and

(B)

Buyer has borrowed significant funds from Seller (the “Debt”) and Seller has advanced or will advance additional amounts to pay expenses of the Buyer (the “Expenses”) as set forth in Exhibit A-1, as amended and updated from time to time as additional expenses are paid by Seller as provided herein; and

(C)

The Buyer owns the assets (the “Buyer Assets”) as set forth in Exhibit B, most of which have been pledged to secure the Debt; and

(D)

The Company is, concurrently herewith, purchasing certain assets from Buyer (1) that are pledged to Seller and (2) that are being acquired from Seller hereunder (the “Company Purchase”); and

(E)

The Company is taking the assets related to the Company Purchase subject to the obligations of Buyer under this Agreement; and

(F)

The Seller has agreed on behalf of the Buyer to sell certain assets described and designated for third party sale on Exhibit B.  Buyer and Company agree that such assets are to be sold to 3rd parties and are not subject to any of the transactions considered in this document or the Company Purchase.

(G)

In accordance with the terms hereof, the Buyer is willing to use the proceeds of the Company Purchase to pay off the Debt and Expenses and buy the Target Assets, and the Seller is willing to sell the Target Assets in connection with the repayment of the Debts and Expenses, effective as of the date of this Agreement (the “Effective Date”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.

Construction

1.1

In this Agreement, any reference to any agreement (howsoever named) is to such agreement as it may be amended, supplemented or extended from time to time, whether before or after the date hereof.

1.2

Clause headings are for ease of reference only.

1.3

Participating debt certificates (“PDCs”) represent the net insurance benefits (the “NIBs”) from a portfolio of life settlement policies.  The Target Assets and Buyer Assets each include NIBs, as set forth in Exhibit A and Exhibit B (collectively, the “Portfolio”).  Seller has agreed to assist in the conversion of a portion of the Portfolio such that the NIBs on such portion meet the definition of Qualified NIBs as described herein.

1.4

For purposes of this Agreement and any future communications between the Parties, the term “PDCs” and “NIBs” shall be considered interchangeable and all Parties hereby acknowledge and agree to their interchangeability.

2.

Debt Repayment

2.1

The Buyer agrees to repay the Debt and Expenses set forth on Exhibit A-1, as updated from time to time, as described in Section 4, below.  In the event that Seller pays any additional expenses after the Effective Date, so long as such additional expenses have been approved by Buyer and the Company, such amounts shall be included in the Expenses being paid in Section 4, below.  Email approval shall be sufficient for this purpose.

3.

Transfer

3.1

The Seller agrees to sell and transfer to the Buyer, who accepts, all of the Target Assets (as set forth in Exhibit A), such transfer to be effective as of the Effective Date and payable as described in Section 4, below.

4.

Consideration & Payment

4.1

The total consideration from Buyer for repayment of the Debt and Expenses and the transfer of the Target Assets (the “Consideration”) shall be US $6,000,000.00, plus an amount equal to the Expenses, payable partially on the Effective Date and partially upon the satisfaction of the Conversion (defined below).

4.2

The Consideration shall be paid as follows:

(a)

Upon the satisfaction of the Closing Conditions (defined below), the Company, by and on behalf of the Buyer, shall send US $5,000,000.00 in cash by wire transfer for the benefit of Seller’s account pursuant to the wire instructions set forth in Exhibit C (the “Up Front Purchase Price”) and

(b)

An amount equal to the Expenses shall be paid to Sellers on the earlier of (i) the receipt of any reimbursement received in connection with such Expenses, up to the amount of any such reimbursement, (ii) the receipt of any proceeds related to the Target Assets or the Buyer Assets (including death benefits, loan proceeds or sale proceeds), (iii) the completion of the Conversion or (iv) 120 days following the Effective Date.  The payment of Expenses shall be secured as described in Section 7 below.

(c)

Upon the earlier of (i) completion of the Conversion or (ii) 120 days following the Effective Date, the Company, by and on behalf of the Buyer, shall send US $1,000,000.00, in cash by wire transfer for the benefit of Seller’s account pursuant to the wire instructions set forth in Exhibit C (the “Conversion Purchase Price”).  The Conversion Purchase Price shall be secured as described in Section 7 below.

5.

Closing Conditions.  The obligations of Buyer to consummate the transactions contemplated by this Agreement are subject to the fulfillment of each of the following conditions (any or all of which may be waived in whole or in part by Buyer):

5.1

Company Note.  The Seller shall deliver to the Company, by and on behalf of the Buyer in connection with the Company Purchase, the Promissory Note issued by Company to Seller in connection with that certain NIB Transfer Agreement dated March 11, 2013, duly endorsed over to Buyer and listed on a Bill of Sale in the form attached hereto in Exhibit D.

5.2

Miscellaneous Notes.  The Seller shall deliver to the Buyer the remaining Promissory Notes issued to the Seller as described on Exhibit A, duly endorsed over to the Buyer and listed on a Bill of Sale in the form attached hereto in Exhibit D.

5.3

Transfer of Policies.  The life insurance policies listed on Exhibit A with policy numbers 159207835 and JJ711646 are each held in a Wisconsin trust, the beneficial interests of which are held by Seller.  Seller shall transfer the beneficial interests in the Wisconsin trusts to Buyer, duly executed by the trustee, pursuant to a Bill of Sale in the form attached hereto in Exhibit D.

5.4

NIB Registration.  The NIB issuer identified on Exhibit A shall register the Buyer as holder of the NIBs issued by it in its register of NIBs. The Parties expressly grant power to the manager of the NIB issuer, acting individually and with full power of substitution, to amend and execute the above register for and on behalf of the NIB issuer and the Buyer and to do all such acts and things as may be ancillary thereto and/or necessary and/or useful and/or desirable in the sole opinion of such manager in connection with or for the purpose of giving full effect to this Agreement.  Upon amendment and execution of the above register, the manager of the NIB issuer shall cause to be delivered to Buyer via email (to be followed by a hard copy via courier) a copy of such amended and executed register and confirm to Buyer via email (to be followed by a hard copy via courier) that the Buyer has been registered as the holder of the NIBs in its register of NIBs and is entitled to all rights and privileges of such ownership, including the right to transfer or convey such NIBs without further consent of any person, except only as may be limited by this Agreement, the Pledge or the Underlying Documents (as defined below).

5.5

Company Purchase.  The transaction contemplated by this Agreement shall be consummated concurrently with the sale of assets from the Buyer to the Company in accordance with the respective terms and conditions thereof (without the waiver of any terms or conditions thereof) (the “Company Purchase”).  If the Company Purchase agreements are not executed on or prior to the Effective Date, this Agreement shall also be terminated.

6.

Conversion

Seller has agreed to assist Buyer in the conversion of certain NIBs into “Qualfied NIBs” for purchase by the Company, as defined in the agreements for the Company Purchase.  Generally, Qualified NIBs are those that meet the pricing criteria of the Company and have 5 year financing for the related life insurance policies and mortality protection insurance coverage.  Seller shall use commercially reasonable efforts to assist Buyer with the conversion of any two NIBs listed on Exhibit A or Exhibit B into Qualified NIBs (the “Conversion”).  Upon the earlier of (a) 120 days following the Effective Date, or (b) the Conversion, Company, for and on behalf of Buyer, shall pay the Conversion Purchase Price to Seller as provided above.

7.

Pledge of Assets.

Buyer shall receive the Target Assets free from any lien; provided, however, that until the Expenses and Conversion Purchase Price have been paid to Seller, Seller shall retain its lien against the Buyer Assets.  Seller agrees to assist Buyer in the completion of its obligations related to the Company Purchase and to release its lien on an asset by asset basis, as is necessary to satisfy its obligations under the Company Purchase and assist Buyer in generating the funds necessary to pay the Expenses and Conversion Purchase Price; provided, that Seller shall not be required to release any assets unless Seller is satisfied, in its sole discretion, that it is fully secured with respect to any Expenses or Conversion Purchase Price outstanding.  As soon as the total Consideration has been paid, Seller shall fully release all liens and claims against the Buyer Assets.  Furthermore, Company shall enter into a new pledge with Seller to secure outstanding Expenses and Conversion Purchase Price for any assets transferred from Buyer to the Company until such time as those amounts have been fully paid.    Once the Expenses and Conversion Purchase Price has been paid in full and Seller has fully released all liens and claims against the Buyer Assets, Seller shall have no further duties or obligations to the Buyer or the Company.

8.

Representations and Warranties

8.1

The Seller represents and warrants to the Buyer as of the Effective Date as follows:

(a)

The Seller is a validly organized and existing company under the laws of Luxembourg, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

(b)

The execution and the performance of this Agreement by the Seller have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Seller and no further corporate action on the part of the Seller is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Seller, and this Agreement constitutes the valid and binding agreement of the Seller, enforceable against it in accordance with the terms hereof;

(d)

To the best of the Seller’s knowledge, the “centre of main interests” (as that term is used in the Council Regulation (EC) N° 1346/2000 of 29 May 2000 on insolvency proceedings, the “Insolvency Regulation”) of the NIB Issuer described on Exhibit A is in Luxembourg, and has no “establishment” (as that term is used in the Insolvency Regulation) outside Luxembourg;

(e)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial term, and (iii) it entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(f)

To the best of the Seller’s knowledge, no action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Seller;

(g)

The Seller does not meet or threatens to meet the criteria for the opening of any proceedings referred to under the above paragraph;

(h)

The Seller is the sole beneficial and legal owner of the Target Assets;

(i)

As of the Effective Date, the NIBs described on Exhibit A are validly issued and fully paid up and represent in aggregate one hundred percent (100%) of the NIBs issued by the NIB Issuer; and the Seller is not aware of any document related to the NIBs and the collateral (the “Underlying Documents”) that would preclude the Seller from consummating the transactions contemplated hereunder;

(j)

Upon the delivery of the Target Assets, the Seller shall own the Target Assets free and clear of any lien, security interest, claim, option, pledge, charge, assignment, transfer and other encumbrances of any kind other than preferential rights arising by operation of law;

(k)

As of the Effective Date, each Policy listed on Exhibit A is valid, in-force and in good-standing and has not lapsed nor is in any grace period.

(l)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) Seller entered into this Agreement in good faith and for the purpose of carrying out their business, and (ii) they entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction;

(m)

There are no proceedings or litigation at law, equity or otherwise pending or, to the knowledge of the Seller, threatened against the Seller, or to which the Seller is otherwise a party before any Governmental Authority, which, if adversely determined, would reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement, or to consummate the transactions contemplated hereby.  The Seller is not subject to any order of any Governmental Authority except to the extent the same would not reasonably be expected to have a material adverse effect on the ability of the Seller to perform its obligations under this Agreement or to consummate the transactions contemplated hereby

8.2

The Buyer hereby represents and warrants to the Seller as follows:

(a)

The Buyer is a validly organized and existing company under the laws of Luxembourg, and it has the corporate power and authority to enter into this Agreement and to perform its obligations hereunder;;

(b)

The execution and the performance of this Agreement by the Buyer have been duly authorized by its managers and/or any and all other necessary management body(ies) of the Buyer and no further corporate action on the part of the Buyer is necessary to authorize this Agreement and/or its performance;

(c)

This Agreement has been duly executed by the Buyer and this Agreement constitutes the valid and binding agreement of the Buyer, enforceable against it in accordance with the terms hereof;

(a)

The Buyer acknowledges that the Debt and Expenses as valid and owing and agrees to the allocation of the Consideration as set forth on Exhibit E.

(d)

In respect of this Agreement and the transactions contemplated by, referred to in or provided for by this Agreement, (i) it entered into this Agreement in good faith and for the purpose of carrying out its business, (ii) it entered into this Agreement on arms’ length commercial terms and (iii) it entered into this Agreement without any intention to defraud or deprive of any legal benefit any other parties (such as third parties and in particular creditors) or to circumvent any applicable mandatory laws or regulations of any jurisdiction.

(e)

No action, petition, resolution or similar order for bankruptcy (faillite), voluntary or judicial winding-up (liquidation volontaire ou judiciaire), controlled management (gestion contrôlée), suspension of payment (sursis de paiement), voluntary arrangement with creditors (concordat préventif de faillite) or similar proceedings affecting the rights of creditors generally has been taken, lodged, passed or presented with regard to the Buyer; and

(f)

This Agreement does not violate any contractual or other obligation binding upon it.

8.3

The Company hereby acknowledges its understanding of the terms of this Agreement and to the payment of the Consideration as set forth herein in conjunction with the Company Purchase; provided that the Company and Seller shall owe no duties to each other beyond the Seller’s duties to provide certain assistance to the Buyer in connection with the Company Purchase as described herein and the Company’s duty to make certain payments related to the Company Purchase directly to Seller.

9.

Right to Set-off

If Buyer obtains a final, non-appealable judgment from a court of competent jurisdiction against Seller for any violation of the representations and warranties in Section 7.1 (“Seller’s Violation”), the Buyer shall have right to set-off any amounts Seller is obligated to pay Buyer pursuant to such final, non-appealable judgment against amounts due to Seller under this Agreement, including but not limited to what is owed under the Promissory Note (“Set-Off”).  Such election to set-off costs associated with curing Seller’s Violation shall not be construed as a waiver of any other rights Seller may have with respect to Seller’s Violation, including but not limited to a claim for damages.  Notwithstanding this paragraph, Seller hereby reserves the right to exercise all available remedies with respect to Seller’s Violation.

10.

Costs

Each Party shall bear its own costs, fees and expenses incurred in the negotiation, execution and performance of this Agreement and any matter contemplated by it.

11.

Further Assurances

The Parties each agree to execute and deliver such additional instruments and other documents, and to take all such further actions, as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

12.

Relationship of Parties

Nothing contained herein is intended, nor shall be construed, to create a partnership, joint venture or other similar association between or among any of the Parties hereto for any purpose.

13.

Waiver

The failure or delay of any Party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed as a waiver of any such provision, nor in any way to affect the validity or this Agreement or any part hereof or the right of such Party thereafter to enforce each and every such provision.  No waiver of any breach of or non-compliance with this Agreement shall be held to be a waiver of any other or subsequent breach or non-compliance.  All remedies, either under this Agreement or by law or otherwise afforded, will be cumulative and not alternative.

14.

Entire Agreement

This agreement constitutes the entire and sole agreement between the Parties thereto on the provisions covered by it. This agreement may only be amended or modified by a written document signed by the Seller and the Buyer.

15.

Amendments

No modification, amendment or waiver of, or with respect to, any provision of this Agreement, and all other agreements, instruments and documents delivered pursuant to this Agreement, shall be effective unless it shall be in writing and signed by each of the Parties.

16.

Severability

The unenforceability or nullity of any provision of this agreement shall not affect the validity or enforceability of any other provisions hereof.

17.

Governing Law, Jurisdiction and Waiver of Jury Trial

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING

SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, OR ANY LEGAL PROCESS WITH RESPECT TO ITSELF OR ANY OF ITS PROPERTY, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.  ALL PARTIES HEREUNDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE PARTIES IN CONNECTION HEREWITH OR THEREWITH. ALL PARTIES ACKNOWLEDGE AND AGREE THAT THEY HAVE RECEIVED FULL AND SIGNIFICANT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR ALL PARTIES TO ENTER INTO THIS AGREEMENT.

18.

Headings

The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

19.

Counterparts

This Agreement may be executed by the Parties in separate counterparts, each of which when so executed shall be deemed to be an original and both of which when taken together shall constitute one and the same agreement.

20.

Confidentiality

The Parties agree to keep the terms of this Agreement and any aspects of any financial arrangements between them (collectively “Confidential Information”), strictly confidential, and not to disclose such terms to any third party, except as required by public reporting requirements imposed by applicable law, regulation, or securities exchange rules.  In the event that reporting of Confidential Information is necessary, the reporting party shall request confidential treatment of the Confidential Information to the extent such confidential treatment is reasonably available.  The reporting party shall coordinate with the other Parties to this Agreement within 20 days of disclosure regarding the Confidential Information for which the reporting party shall seek to redact in its filing.  The reporting party shall use reasonable efforts to seek confidential treatment for all such Confidential Information; provided that notwithstanding the foregoing, each Party shall retain ultimate control and responsibility for its respective disclosures to governmental agencies and the public generally, as such are required by applicable law, regulation, or securities exchange rules.

Each Party may disclose Confidential Information to the extent required in any judicial or administrative proceeding, in response to a court order, judicial, administrative, or investigative subpoena, or as otherwise required by law.  A Party required to make such a disclosure shall promptly inform all other Parties of the disclosure that is sought in order to provide the other Parties opportunity to challenge or limit the disclosure obligations.

Each Party may disclose Confidential Information to its affiliates and present and former investors, shareholders, directors, officers, agents, servants, employees, sub-contractors, licenses, and sub-licensees (and, in each case, all successors, heirs, executors, estate trustees, administrators and assigns), provided that any such entity first agrees in writing to refrain from disclosure to third parties.

If a Party, in its sole discretion, deems it necessary to disclose Confidential Information to is outside attorneys, independent accountants, or financial advisors for the sole purpose of enabling such attorneys, independent accountants, or financial advisors to provide advice to the Party, then Confidential Information may be disclosed to such entities, provided that any such entity first agrees in writing to refrain from disclosure to third parties.

A Party may disclose Confidential Information to a potential investor, acquirer, assignee, or transferee of the Party or any of its assets the value of which may be affected by this Agreement, provided that any such entity first agrees in writing to refrain from disclosure to third parties.

21.

Releases

21.1

In consideration of this Agreement, Seller and Buyer, and each of their respective beneficiaries, heirs, partners, predecessors, successors, assigns, agents, representatives, employees, officers, directors, members, managers, parents, subsidiaries, divisions, shareholders, affiliates and attorneys does hereby release and forever discharge in full each other, and each of their respective beneficiaries, heirs, partners, predecessors, successors, assigns, agents, representatives, employees, officers, directors, members, managers, parents, subsidiaries, divisions, shareholders, affiliates and attorneys, from any and all accounts, charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, actions, causes of action, suits, rights, demands, costs, losses, debts and expenses, both known and unknown, which they ever had, or now have, based on any events that have occurred prior to the Effective Date of this Agreement.  This release shall not constitute a release of any undertaking, obligation, representation, warranty, covenant or agreement contained in this Agreement.  The releases provided herein only include causes of action that are based on actions as of the date of this Agreement and do not include any cause of action based on violations of this Agreement or other actions of the Seller or Buyer occurring after the date of this Agreement.

21.2

In connection with this Agreement, Seller and Buyer each acknowledges that it is aware that it may later discover facts in addition to or different from those which it now knows or believes to be true, but that it is the intention of each Party to fully, finally and forever settle and release any and all disputes and differences, known or unknown, suspected or unsuspected, which now exist, may exist or formerly existed between the Seller and Buyer, and that in furtherance of that intention, this

Agreement shall be and will remain in effect as a full and complete mutual release, regarding any and all known or unknown disputes and differences between them.

21.3

THE SELLER AND BUYER HEREBY RELINQUISH AND WAIVE ALL RIGHTS CONFERRED UPON THEM BY THE PROVISIONS OF SECTION 1542 OF THE CIVIL CODE OF THE STATE OF CALIFORNIA WHICH READS AS FOLLOWS:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN TO HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

22.

Third Party Beneficiary.

The Company shall be a third party beneficiary of all representation and warranties of this Agreement.

(Signature Page follows)

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in counterparts as of the date first above written.

THE SELLER

PCH Financial S.à r.l.

/s/ Martin Kramer

By: Martin Kramer

Title: Manager

/s/ Benoit Bauduin By: Benoit Bauduin

Title: Manager

THE BUYER

Del Mar Financial S.à r.l.

/s/Paul Jacobson By: Paul Jacobson

Title: Manager

THE COMPANY

SUNDANCE STRATEGIES, INC.

/s/ Randall F. Pearson By:

Randall F. Pearson

Title: President

Exhibit A

Target Assets

1.

Loans

Issue Date	Issuing Company	Original Principal Amount	Current Balance
November 30,2012	Mapleridge Insurance Services, Inc.	$605,000	$56,000
June 14, 2012	Individual TW Investors: B., E., B., F., L., L.	Aggregate of $175,200 Individual notes for $29,200	$182,880
June 14, 2012	Individual TW Investors: B., E., B., F., L., L.	Aggregate of $172,500 Individual notes for $28,750	$180,062
July 12, 2012	Advent Finance Group	$106,350	$110,359
July 12, 2012	Advent Finance Group	$131,400	$136,354
August 7, 2012	Advent Finance Group	$4,145,000	$4,161,579
December 4, 2012	Advent Finance Group	$22,020	$22,203
March 6, 2013	ANEW LIFE, INC.	$2,999,000	$3,015,762

2.

NIBs

Issue Date	Debtor/Issuing Company	Number of NIBs	Par Value
November 23, 2012	TW Life III S.à r.l.	623,000	$623,000

3.

Life Insurance Policies

Policy ID	Carrier	Death Benefit
GABE835	AXA	4,000,000.00
SCDO646	Lincoln National	$700,000.00

Exhibit A-1

Debts and Expenses

Debt = Balance as of the Effective Date

$4,955,726.00

Expenses Paid since 5/1/13

Date	Amount	Purpose
5/2/13	$15,046.19	Capital Expenses related to Gem.
5/10/13	$13,490.86	Premium for Policy Number: 97518542
5/20/13	$138,485.32	K&M Premiums[1]
5/24/13	$130,000.00	H.K.
5/24/13	$40,000.00	T.Z.
5/24/13	$65,000.00	Various entity expenses
5/24/13	$200,000.00	H.K./ Gem.[2]
5/24/13	$235,000.00	Policy #U10033600L buy down
Total

For the avoidance of doubt, Expenses as defined in this Agreement as of the Effective Date are $837,022.37.

Additional Expenses Approved and Paid After Closing

1 $120,000 of this amount is expected to be reimbursed to DMF from NCB by 6/6/13 and any such reimbursement will be used to reduce this amount

2 $200,000 is expected to be reimbursed to DMF in the next couple of weeks and any such reimbursement will be used to reduce this amount

Exhibit B

Buyer Assets

Schedule of Subdebt

1.

Loans

Issue Date	Debtor/Issuing Company	Original Principal Amount
February 27, 2012	T.Z. (individual)	$617,500
April 3, 2012	Insel Georgian (H.N.1)	$3,461,500
April 20, 2012	Insel Georgian (T.Z. II)	$2,133,000

2.

NIBs

Issue Date	Debtor/Issuing Company	Number of NIBs	Par Value
May 8, 2012	TW Life I S.à r.l.	4,412,250	$4,412,250
May 8, 2012	TW Life II S.à r.l.	4,598,250	$4,598,250
May 14, 2012	TW Life III S.à r.l.	2,888,000	$2,888,000
May 22, 2012	TW Life IV S.à r.l.	2,801,000	$2,801,000

3.

Policies

Policy ID	Carrier	Death Benefit
JEBA542	Phoenix	$1,000,000

4.

Other Assets

Issue Date	Debtor/Issuing Company	Original Principal Amount
April 30, 2027 – Class A Notes	Hyperion Life Assets Limited	$18,000,000
April 30, 2027 – Class B Notes	Hyperion Life Assets Limited	$954,000

5.

Partnership Interests – Laguna Funding LP

99.5% Limited Partnership Interest in Laguna Funding LP

The following assets owned by Laguna Funding LP are slated for a sale to Third Parties and are not available for sale to the Company.

Policy ID	GmbH	Death Benefit (in US $)	% of DB	Carrier
GEAN227	XXXXXXXXXX1	1,000,000	100.0%	Sun Life
HAHA199	XXXXXXXXXX2	2,000,000	100.0%	Travelers
LALA534	XXXXXXXXXX3	10,000,000	100.0%	AXA
ARGA415	XXXXXXXXXX4	5,000,000	100.0%	AXA

Exhibit C

Wire Transfer Instructions

To Be Provided Separately

Exhibit D-1

BILL OF SALE AND ASSIGNMENT

BILL OF SALE AND ASSIGNMENT, dated as of this 5th  day of June, 2013 (this “Bill of Sale”), from PCH Financial S.à.r.l. (the “Seller”), to Sundance Strategies, Inc. (the “Company”), by and on behalf of Del Mar Financial S.à.r.l. (the “Buyer”);

W I  T N E S S E T H :

WHEREAS, the undersigned entered into a Loan Repayment and Asset Transfer Agreement (the “Agreement”), dated as of June 5, 2013.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement; and

WHEREAS, subject to and in accordance with the terms and conditions of the Agreement, the Seller has agreed to transfer to the Company the Company Note (the “Transferred Property”).

NOW, THEREFORE, in consideration of the payment by the Company, on behalf of the Buyer, to the Seller of the Up Front Purchase Price, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller by these presents does hereby sell, convey, transfer and assign to the Company, its successors and assigns forever, all of the Seller’s right, title and interest, legal and equitable, in and to the Transferred Property.

TO HAVE AND TO HOLD, unto the Company, its successors and assigns, from and after the passage of title as aforesaid, FOREVER.

The Transferred Property is being sold to the Company with only such representations or warranties as expressly set forth in the Agreement, herein or in the accompanying certificate of an authorized officer of the Seller.

The Seller shall be solely responsible for any and all transfer taxes and filing fees incurred by it in connection with this sale of Transferred Property by the Seller to the Company.

This instrument shall be binding upon, inure to the benefit of, and be enforceable by the Company and the Seller and their respective successors and assigns.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by its duly authorized officer as of the date first above written.

PCH Financial S.à r.l.

/s/ Martin Kramer

By: Martin Kramer

Title: Manager

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

Exhibit D-2

BILL OF SALE AND ASSIGNMENT

BILL OF SALE AND ASSIGNMENT, dated as of this 5th  day of June, 2013 (this “Bill of Sale”), from PCH FINANCIAL S.à.r.l. (the “Seller”), to Del Mar FINANCIAL S.à.r.l.  (the “Buyer”);

W I  T N E S S E T H :

WHEREAS, the Seller and the Buyer entered into a Loan Repayment and Asset Transfer Agreement (the “Agreement”), dated as of June 5, 2013.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement; and

WHEREAS, subject to and in accordance with the terms and conditions of the Agreement, the Seller has agreed to sell to the Buyer, and the Buyer has agreed to purchase from the Seller, certain assets, including the assets listed on Exhibit A hereto (the “Transferred Property”).

NOW, THEREFORE, in consideration of the payment by the Buyer to the Seller of the Up Front Purchase Price, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller by these presents does hereby sell, convey, transfer and assign to the Buyer, its successors and assigns forever, all of the Seller’s right, title and interest, legal and equitable, in and to the assets listed on Exhibit A hereto as same are constituted on the date hereof and wherever situated.

TO HAVE AND TO HOLD, unto the Buyer, its successors and assigns, from and after the passage of title as aforesaid, FOREVER.

The Transferred Property is being sold to the Buyer with only such representations or warranties as expressly set forth in the Agreement, herein or in the accompanying certificate of an authorized officer of the Seller.

The Seller shall be solely responsible for any and all transfer taxes and filing fees incurred by it in connection with this sale of Transferred Property by the Seller to the Buyer.

This instrument shall be binding upon, inure to the benefit of, and be enforceable by the Buyer and the Seller and their respective successors and assigns.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by its duly authorized officer as of the date first above written.

PCH Financial S.à r.l.

/s/ Martin Kramer

By: Martin Kramer

Title: Manager

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

Exhibit A to Seller’s Bill of Sale and Assignment

LIST OF NOTES

Issue Date	Issuing Company	Original Principal Amount	Current Balance
November 30,2012	Mapleridge Insurance Services, Inc.	$605,000	$56,000
June 14, 2012	Individual TW Investors: Brethouwer, Echternach, Bardorf, Fröhlich, Langenberg, Lang	Aggregate of $175,200 Individual notes for $29,200	$182,880
June 14, 2012	Individual TW Investors: Brethouwer, Echternach, Bardorf, Fröhlich, Langenberg, Lang	Aggregate of $172,500 Individual notes for $28,750	$180,062
July 12, 2012	Advent Finance Group	$106,350	$110,359
July 12, 2012	Advent Finance Group	$131,400	$136,354
August 7, 2012	Advent Finance Group	$4,145,000	$4,161,579
December 4, 2012	Advent Finance Group	$22,020	$22,203

Exhibit D-3

BILL OF SALE AND ASSIGNMENT

BILL OF SALE AND ASSIGNMENT, dated as of this 5th  day of June, 2013 (this “Bill of Sale”), from PCH FINANCIAL S.à.r.l. (the “Seller”), to Del Mar FINANCIAL S.à.r.l.  (the “Buyer”);

W I  T N E S S E T H :

WHEREAS, the Seller and the Buyer entered into a Loan Repayment and Asset Transfer Agreement (the “Agreement”), dated as of June 5, 2013.  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Agreement; and

WHEREAS, subject to and in accordance with the terms and conditions of the Agreement, the Seller has agreed to sell to the Buyer, and the Buyer has agreed to purchase from the Seller, certain assets, including the assets listed on Exhibit A hereto (the “Transferred Property”).

NOW, THEREFORE, in consideration of the payment by the Buyer to the Seller of the Up Front Purchase Price, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller by these presents does hereby sell, convey, transfer and assign to the Buyer, its successors and assigns forever, all of the Seller’s right, title and interest, legal and equitable, in and to the assets listed on Exhibit A hereto as same are constituted on the date hereof and wherever situated.

TO HAVE AND TO HOLD, unto the Buyer, its successors and assigns, from and after the passage of title as aforesaid, FOREVER.

The Transferred Property is being sold to the Buyer with only such representations or warranties as expressly set forth in the Agreement, herein or in the accompanying certificate of an authorized officer of the Seller.

The Seller shall be solely responsible for any and all transfer taxes and filing fees incurred by it in connection with this sale of Transferred Property by the Seller to the Buyer.

This instrument shall be binding upon, inure to the benefit of, and be enforceable by the Buyer and the Seller and their respective successors and assigns.

IN WITNESS WHEREOF, the Seller has caused this Bill of Sale to be executed by its duly authorized officer as of the date first above written.

PCH Financial S.à r.l.

/s/ Martin Kramer

By: Martin Kramer

Title: Manager

/s/ Benoit Bauduin

By: Benoit Bauduin

Title: Manager

Exhibit A to Seller’s Bill of Sale and Assignment

Trusts and Policies

Policy Number	Insured Name	Carrier Name	Trust Name	Death Benefit
		AXA	Garcia Management Trust 2012-1	$4,000,000
		Lincoln	Schwartz Management Trust 2012-1	$700,000
				Total DB
				$ 4,700,000

Exhibit E

Allocation of Consideration

Allocation of Up Front Purchase Price:

Target Assets:                                 $1,044,274

Debt Reduction:                               $3,955,726

                                                                       $5,000,000

Expense Reimbursement:

Expense Reimbursement:

1

Conversion Purchase Price:

Debt Reduction:

$1,000,000³

³ $320,000 of this amount is expected to be reimbursed to DMF and any such reimbursement will be used to reduce this amount

Exhibit “B”

DMF Transfer Agreement

Page | 5

Exhibit “C”

PCH Pledge Agreement

Page | 6

Exhibit “D”

Note